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                                                               EXHIBIT (j)(2)(i)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the references to us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-1A for Van Kampen High Yield Fund.

/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
July 23, 2002